Exhibit 32.2

CERTIFICATION
PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K of Cherry Hill Mortgage Investment Corporation (the ‘‘Company’’) for the year ended December 31, 2021 to be filed with Securities and Exchange Commission on or about the date hereof (the ‘‘report’’), I, Michael Hutchby, Chief Financial Officer, Secretary and Treasurer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1.	The report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

It is not intended that this statement be deemed to be filed for purposes of the Securities Exchange Act of 1934.

Date: March 15, 2022

By:	/s/ Michael Hutchby
Name:	Michael Hutchby
Title:	Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)